   Q1 2015Investor Presentation    John J. Patrick, Jr. Chairman, President and CEOGregory A. White EVP, Chief Financial OfficerMichael T. Schweighoffer EVP, Chief Lending Officer   A Great Past…Dynamic Present…And a Bright Future

 Disclaimer & Forward-Looking StatementsStatements in this document and presented orally at the conference, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the Company’s ability to successfully maintain and integrate customers from acquisitions.The Company intends any forward-looking statements to be covered by the Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions. Readers and attendees are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made.The Company’s capital strategy includes deployment of excess capital, the success of which efforts cannot be guaranteed.   Forward Looking Statements  2

Executive Summary

- Farmington Bank, founded in 1851, is a wholly owned subsidiary of First Connecticut Bancorp, Inc.
- Community bank with a strong capital position, positive trends in earnings, loan and deposit growth, and solid asset quality
- Focused on building long term shareholder value
- Experienced management team focused on organic growth strategy
- Clear strategic priorities
- Leveraged balance sheet with loans rather than investments
- Strong, scalable franchise in central Connecticut
- Broad risk management program focused on “best practices”
- Culture that encourages a decision-making process that allows for teamwork, yet places clear responsibility and authority with the individual

First Connecticut Bancorp, Inc.
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 Franchise Overview   4  22 full service branch officesCommercial Loan Production officeStrategically covering affluent Hartford, CT suburbs and opening 2 branches in western Mass in 2015  First Connecticut Bancorp, Inc. - NASDAQ (FBNK)Farmington Bank - wholly owned subsidiaryHeadquarters: Farmington, ConnecticutAssets: $2.5 billion Loans: $2.2 billion Deposits: $1.9 billion Capital: $238 million(as of 3/31/15)   Corporate Profile

 Market Position  5  Too big to be small…Too small to be big…    Source: SNL Financial*includes limited service branches  Note: Deposit data as of 6/30/2014; Pro forma for pending and recently completed transactions

 Leadership Team  6  Name  Title  Years in Industry  Prior Experience          John J. Patrick, Jr.  Chairman, President and Chief Executive Officer  35  TD Banknorth CT, President and CEO  Gregory A. White  Executive Vice President, Chief Financial Officer and Treasurer  28  Rockville Bank, Chief Financial Officer and Treasurer  Michael T. Schweighoffer  Executive Vice President, Chief Lending Officer  27  TD Banknorth, CT State President  Kenneth F. Burns  Executive Vice President, Director of Retail Banking & Marketing  26  Eagle Bank - EVP, Retail Banking & Marketing  Catherine M. Burns  Executive Vice President,Chief Risk Officer  34  TD Banknorth, Head of Community BankingCommercial Lending; Credit Manager

Strategic Accomplishments

Capital	• Raised $172 million of capital in June 2011 • TBV increased from $14.64 to $14.82 year-to-date as of 3/31/2015 • Repurchased 2,569,021 shares of FBNK stock (since IPO 6/29/11) at an average cost price of $14.24 as of 3/31/15 • Paid a dividend for 14 consecutive quarters; increasing dividend in Q2 and Q3 2014
Executed Organic Growth Strategy	• Strong organic loan growth - 68% growth since 2011 • Significant deposit growth - 60% growth since 2011 • Established a scalable residential lending platform with goal to become a market leader • Completed core system conversion in May 2013 • Expanded Commercial Services into western Mass/opened LPO
Geographic Diversification of the Deposit Base	• Opened 10 de novo branches since June 2010; average deposit per de novo of $48 million, including over 10,965 checking accounts • Focus on transaction accounts and new households • Over 5,200 net new transaction accounts on average per year • Liability side of the balance sheet is well positioned
Invested in People, Technology and Franchise	• Enterprise risk management "best practices" • Strategic initiatives to build "best in class": • Commercial credit and underwriting • Cash management • Small business banking • Retail banking • Compliance • Residential lending • Government banking • Marketing • e-business • Operational risk

First Connecticut Bancorp, Inc. 7

 Our Core Business  8

 Financial Performance  9  Selected Annual Financial Data (000’s, except per share data)

 Financial Performance  10  Selected Quarterly Financial Data (000’s, except per share data)

 Financial Performance  11  Accomplishments  Performance Data  Capital Management  *based on the stock price of $15.37 on 3/31/15  Diversified the balance sheet and strong interest rate risk positionIncreased earning assets Invested in people, technology and franchise (franchise is scalable to $3 billion)Instituted measurable strategic planning processSuccessfully completed core conversion  Tangible Book Value: $14.82 (as of 3/31/15)Price / Tangible Book Value*: 104% Stock Performance*: 54% appreciation since IPO (6/29/11)  Paid quarterly dividend each quarter since December 2011Increased dividend Q2 and Q3 2014Completed 10% stock repurchase, and repurchased 47% of a second 10% stock repurchase plan which was announced on 6/29/13

 Diversified Loan Portfolio  12  $2.2 Billion in Total Loans as of 3/31/2015

 Total Loan Growth  13  Total Loans (period ended 3/31/2015)

 Asset Quality Metrics  14  Non-Performing Loans / Total Loans  Loan Loss Reserves / Non-Accrual Loans

Commercial Banking

Relationship Banking	• Platform centered on building relationships and adding value • Broad and sophisticated lending products and capability • 4 teams of experienced lenders covering Connecticut and western Mass. • Comprehensive cash management services
Major Market Segments	• C&I: Manufacturers, distributors, healthcare providers, professional service companies, not-for-profits, higher education • CRE: Office, Apartments, Retail, Warehouse
Loan Growth	• Commercial originations year-to-date totaled $73 million • Year-to-date growth in Commercial outstanding's of $47 million
Strong Credit Culture	• Conservative underwriting • Asset quality metrics continue to improve • Focused and proactive portfolio management

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Small Business Lending

General Small Business Lending	• Successful Business development calling effort supported by Branch Managers and Business Development Officers • Small Business Loan commitments of $82 million; of which $66 million is outstanding as of 3/31/15 • 16% growth in Small Business Loans year-over-year
SBA Lending	• Currently #2 SBA lender in Connecticut • Preferred SBA status, allowing local decisions • On staff SBA specialists provide value added understanding
Efficiencies and Responsiveness	• Expedited approval process; 5.8 days average decision time • Approval to close in 14 days on average • Dedicated underwriters using credit scoring with override

First Connecticut Bancorp, Inc. 16

Residential Mortgage and Consumer Lending

Mortgage Banking Platform	• Continue to build Residential platform to achieve economies of scale • Total loan servicing exceeded $1 billion (including servicing for others) • Continue to utilize two-pronged approach with loan sales and portfolio fulfillment • Introduced new products to the market (CHFA,VA, Home 4U)
Sales Channels	• Expanded Correspondent sales channel with additional Account Executives throughout New England, New York and New Jersey • Continue to refine the Inside sales strategy to include portfolio retention • Continue to recruit top talent in residential sales • Continue to promote the HELOC product through our branch network
Loan Growth	• 18% growth in residential mortgages year-over-year • #4 market share in Hartford County

First Connecticut Bancorp, Inc. 17

   Diversified Deposit Base  18  $1.9* Billion as of 3/31/2015    * Includes repurchased liabilities & excludes mortgagors escrow accounts

 Total Deposit Growth  19  Total Deposits* (period ended 3/31/2015)  Growth Rate 3.1% 11.4% 12.9% 14.0% 38.8% (Annualized)   *Includes repurchased liabilities & excludes mortgagors escrow accounts

Retail Banking

Branch Network	• 22 full service branch offices; opened 10 offices since 2010 • State of the art branch design delivers superior customer experience • De novo branches achieved profitability within 12 months; achieved double digit internal rate of return within 36 months
Electronic Delivery	• Online banking: Over 23,400 consumers and 5,300 businesses currently utilizing • Mobile banking: mobile app users growing at 3% a month; currently over 8,000 active consumers • Mobile deposit capture activity growing at 18% per month, currently over 1,200 users
Deposit Growth	• Overall deposit growth year-to-date of $171* million; growth year-to-date 10% • Focus on core/transactional deposits; averaging approximately 5,200 net new accounts per year
Wealth Management	• Wealth management - strategic partnership with Essex Financial, $4 billion under management, respected Connecticut company • Currently providing 5 full-time investment executives covering Bank

*Includes repurchased liabilities & excludes mortgagors escrow accounts

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Business Deposits & Government Banking

Government Banking	• Portfolio of 64 public entities as customers on 3/31/15 • Overall Government deposit growth of $139 million or 46% growth year-to-date • On-line tax and fee payment system to generate fee income • Overall Government cost of funds of 0.31% as of 3/31/15
Commercial Cash Management	• Seasoned Cash Management team providing solution based commercial deposit services • Comprehensive cash management suite of necessary to compete in the market services
Small Business	• 166 net new checking accounts through 3/31/15; 9.7% annualized growth; balances of $160 million at 3/31/15 • Currently 6,992 small business checking accounts, average balance per account of $19,467

*Includes repurchased liabilities & excludes mortgagors escrow accounts

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Strategic Direction

Focus on Fundamentals

- **Take in deposits**
- **Make good loans**
- **Grow revenue**
- **Maintain solid asset quality**
- **Focus on expense control**
- **Emphasis on process improvement and efficiencies**
- **Manage capital**

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Conclusion

Why Invest in Us?

- Attractive growing franchise in central Connecticut
- Strong management team
- Scalable platform built for long term growth
- Successfully executing Strategic Plan; proven organic growth
- Strong capital position
- Solid asset quality
- Robust enterprise risk management program
- Fourteen consecutive dividends paid out to shareholders
- Track record of building Tangible Book Value

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Supplemental Information  Appendix  24

 Statement of Income 2011 – 2014 (000’s)  Select Financial Data  25

 Select Financial Data  26  Statement of Income Rolling Five Quarters (000’s)

 Select Financial Data  27  Quarterly Net Interest Income and Core Revenue*  Annual YTD / Net Interest Income and Core Revenue*  *Excludes prepayment penalty fees, net gain on sales of investments and Bank-owned life insurance proceeds.

   Select Financial Data  28  Annual / YTD Average Earning Assets and NIM  Quarterly Average Earning Assets and NIM

 Asset Quality Metrics  29  Loan Loss Reserves / Total Loans  Net Charge-Offs / Average Net Loans

 Commercial Loan Growth  30

 Residential Loan Growth   31

 Consumer Loan Growth   32

 Consumer Checking Growth (000’s)  33

   Business Checking Growth (000’s)  34

 De Novo Branch Growth   35  # Branch Growth  Total Deposit Growth ($ in millions)  Total Checking Balances ($ in millions)  # Checking Accounts (Cons. & Bus.)

 Corporate Contacts  36    John J. Patrick, Jr. Chairman, President and Chief Executive OfficerGregory A. White Executive Vice President, Chief Financial OfficerInvestor Information:Jennifer H. Daukas Vice President, Investor Relations Officer 860-284-6359 or jdaukas@farmingtonbankct.com